UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 25, 2018

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On June 25, 2018, Entegris, Inc., a Delaware corporation (the "Company"), completed its previously announced acquisition of the gas purification business (the "Pure Gas Business") of SAES Getters S.p.A., an Italian joint stock company (“Parent”), principally operated through SAES Pure Gas, Inc. (“SPG”), a California corporation and wholly-owned, indirect subsidiary of the Parent, pursuant to the Purchase Agreement (the “Purchase Agreement”) by and among the Company, Entegris (Shanghai) Microelectronics Trading Company Limited and Parent. The Company acquired all of the issued and outstanding capital stock of Pure Gas Colorado, Inc. (formerly known as SAES Getters/USA, Inc.), a wholly-owned subsidiary of Parent, whose sole asset as of the closing (other than minute books and similar corporate records) is all of the issued and outstanding capital stock of SPG. The Company also indirectly acquired the assets and employees through which Parent operates the Pure Gas Business in the People's Republic of China. The Company paid an aggregate consideration of approximately $355 million in cash to acquire the Pure Gas Business on a debt-free basis, subject to customary purchase price adjustments.
The foregoing summary of the transactions contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 8, 2018, and is incorporated herein by reference.
Item 8.01    Other Events.
On June 25, 2018, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement described above. A copy of this press release is filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Purchase Agreement, dated as of June 6, 2018, by and among Entegris, Inc., Entegris (Shanghai) Microelectronics Trading Company Limited and SAES Getters S.p.A. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 8, 2018)*

99.1	Press Release, dated June 25, 2018
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents.  The Company will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: June 25, 2018            By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Purchase Agreement, dated as of June 6, 2018, by and among Entegris, Inc., Entegris (Shanghai) Microelectronics Trading Company Limited and SAES Getters S.p.A. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 8, 2018)*

99.1	Press Release, dated June 25, 2018
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents.  The Company will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.